Exhibit 99.2
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
     On April 10, 2009, Independent Bank Corp. (“Independent”), parent of Rockland Trust Company, and Benjamin Franklin Bancorp, Inc. (“Ben Franklin”), parent of Benjamin Franklin Bank, completed the merger (the “Merger”) in which Ben Franklin merged with and into Independent, with Independent as the surviving corporation. Each share of Ben Franklin stock outstanding immediately preceding the effective time of the Merger was converted into .59 shares of Independent common stock. Total merger consideration consisted of approximately 4.6 million shares of Independent’s common stock. The transaction is accounted for as an acquisition and accordingly, Ben Franklin assets and liabilities are recorded by Independent at their fair market value as of April 10, 2009.
     The following preliminary unaudited pro forma condensed combined financial information and notes present how the combined financial statements of Independent and Ben Franklin may have appeared had the Merger been completed at the beginning of the periods presented. The preliminary unaudited pro forma condensed combined financial information reflects the impact of the Merger on the combined balance sheets and combined statements of income under the acquisition method of accounting with Independent as the acquirer. Under the acquisition method of accounting, Ben Franklin assets and liabilities are recorded by Independent at their fair market value as of the date that the Merger is completed. The preliminary unaudited pro forma condensed combined balance sheet as of March 31, 2009 assumes the Merger was completed on that date. The preliminary unaudited condensed combined statement of income for the period ending December 31, 2008 assumes the Merger was completed on January 1, 2008 and the combined statement of income for the period ending March 31, 2009 assumes the Merger was completed on January 1, 2009.
     The pro forma adjustments are based on preliminary purchase price allocations. Actual allocations will be based on final appraisals and other analyses of the fair value of, among other items, identifiable intangible assets, goodwill, and income taxes. The allocations will be finalized after the data necessary to complete the appraisal and the analyses of the fair values of acquired assets and liabilities is obtained and analyzed.
     The preliminary unaudited pro forma condensed combined financial information is derived from and should be read in conjunction with the historical consolidated financial statements and related notes of Independent which are incorporated into this document by reference and financial statements and related notes of Ben Franklin, which are incorporated into this document by reference and included.
     The unaudited pro forma condensed combined financial information is not necessarily indicative of the financial position or results of operations presented as of the date or for the periods indicated, or the results of operations or financial position that may be achieved in the future.

Independent and Ben Franklin
Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet
As of March 31, 2009

					Unaudited
	Independent	Ben Franklin	Adjustments		Pro Forma
	(Dollars in Thousands, Except Per Share Data)
Cash and Short Term Investments	$220,283	$46,832	$5,001	(1)	$272,116
Securities	616,528	175,766			792,294
Loans, net	2,640,087	681,451	9,610	(2)	3,331,148
Bank Premises and Equipment	36,733	4,724	1,076	(3)	42,533
Goodwill	116,863	33,762	(21,308	)(4)	129,317
Identifiable Intangible Assets	8,863	2,078	4,888	(5)	15,829
Other Assets	127,082	54,201	(3,711	)(6)	177,572

Total Assets	$3,766,439	$998,814	$(4,444)		$4,760,809

Deposits	2,653,741	691,815	1,895	(7)	3,347,451
Borrowings	672,395	187,983	22,477	(8)	882,855
Other Liabilities	46,780	9,125	(3,423	)(9)	52,482
Stockholders’ Equity	393,523	109,891	(25,393	)(10)	478,021

Total Liabilities and Stockholders’ Equity	$3,766,439	$998,814	$(4,444)		$4,760,809

Common shares	16,286,455		4,624,948	(11)	20,911,403

(1)	Cash received from termination of Ben Franklin employee stock ownership plan.

(2)	Fair value adjustments on loans of $2,958, net of eliminated Ben Franklin allowance of $6,652.

(3)	Fair value adjustments.

(4)	Allocation of purchase price based upon the relative fair values of net assets acquired:

Assets:
Cash acquired, net of cash paid	$37,500
Investments	175,766
Loans, net	691,061
Premises and Equipment	5,800
Goodwill	12,454
Core Deposit & Other Intangible	6,966
Other Assets	50,490

Total Assets Acquired	980,037

Liabilities:
Deposits	693,711
Borrowings	196,126
Other Liabilities	5,702

Total Liabilities Assumed	895,539

Purchase Price	$84,498	*

*	Represents a conversion of 100% of Ben Franklin’s outstanding shares of common stock,each into 0.59 shares of Independent stock (based upon the average closing Independent stock value of $18.27 based upon the closing stock price at April 10, 2009, the closing date of the acquisition.)

(5)	To reflect the recognition of core deposit intangible (“CDI”) of $6,626, other intangibles of $50 relating to the brand name acquired in the Ben Franklin acquisition and the fair value adjustment to operating leases acquired of $290. The CDI amount represents the estimated future economic benefit resulting from the acquired customer balances and relationships as determined by an independent appraisal.

(6)	To reflect estimated net deferred income tax liabilities of $3,711 arising from the purchase and fair value adjustments of assets and liabilities.

(7)	Fair value adjustments of time deposits at current market rates.

(8)	Fair value adjustment of borrowings at current market rates of $8,143 and consideration of additional borrowings required to fund the transaction costs of $14,334.

(9)	Fair value adjustment of other liabilities.

(10)	To reflect the elimination of Ben Franklin shareholders’ equity as a part of the purchase accounting adjustments and represents the conversion of 100% of Ben Franklin into Independent shares at an exchange ratio of 0.59 of Independent shares per Ben Franklin shares (assuming a stock price of $18.27).

(11)	Amount represents Ben Franklin shares that were converted into Independent shares at date of acquisition at a ratio of .59.

Independent and Ben Franklin
Unaudited Pro Forma Income Statement
Year Ended December 31, 2008

					Unaudited
	Independent	Ben Franklin	Adjustments		Pro Forma
	(Dollars in Thousands, Except Per Share Data)
INTEREST INCOME
Interest on Loans	$151,105	$40,575	$(2,160	)(1)	$189,520
Interest and Dividends on Securities	23,447	8,154			31,601
Interest on Fed Funds Sold and Short Term Investments	1,836	418	—		2,254

Total Interest Income	176,388	49,147	(2,160)		223,375

INTEREST EXPENSE
Interest on Deposits	38,896	13,401	(1,200	)(2)	51,097
Interest on Borrowed Funds	20,030	8,773	(4,072	)(3)	24,732

Total Interest Expense	58,926	22,174	(5,272)		75,829

Net Interest Income	117,462	26,973	3,112		147,547
Less — Provision for Loan Losses	10,888	2,298	—		13,186

Net Interest Income after Provision for Loan Losses	106,574	24,675	3,112		134,361

NON-INTEREST INCOME
Service Charges on Deposit Accounts	15,595	2,913	—		18,508
Wealth Management	11,133	—	—		11,133
Mortgage Banking Income	3,072	1,047	—		4,119
BOLI Income	2,555	410	—		2,965
Net Loss/Gain on Sale of Securities	(609)	—	—		(609)
Other-Than-Temporary-Impairment on Certain Pooled Trusted Preferred Securities	(7,216)	—	—		(7,216)
Other Non-Interest Income	3,554	1,301	—		4,855

Total Non-Interest Income	28,084	5,671	—		33,755

NON-INTEREST EXPENSE
Salaries and Employee Benefits	58,275	13,477			71,752
Occupancy and Equipment Expenses	12,757	3,507	121	(4)	16,385
Data Processing and Facilities Management	5,574	2,299	—		7,873
Other Non-Interest Expense	27,537	5,425	13,201	(5)	46,163

Total Non-Interest Expense	104,143	24,708	13,322		142,173

INCOME BEFORE INCOME TAXES	30,515	5,638	(10,211)		25,943

PROVISION FOR INCOME TAXES	6,551	1,969	(2,455	)(6)	6,065

NET INCOME	$23,964	$3,669	$(7,755)		$19,878

BASIC EARNINGS PER SHARE	$1.53	$0.50			$0.99
DILUTED EARNINGS PER SHARE	$1.52	$0.50			$0.99
BASIC AVERAGE SHARES	15,694,555	7,300,611	(2,993,251	)(7)	20,001,915
DILUTED AVERAGE SHARES	15,759,482	7,383,386	(3,027,188	)(8)	20,115,680

(1)	Accretion of loan premium of $12,690 over estimated life of loans.

(2)	Amortization of deposit fair value adjustment over estimated life of 5 years.

(3)	Amortization of fair value adjustment on borrowings.

(4)	Amortization of fair value adjustment on fixed assets and leases over estimated useful lives.

(5)	CDI Amortization of $656 over an estimated life of 10 years, plus non competes for Ben Franklin executives of $650, plus additional post-acquisition expenses of $11,895, ($4,200 of which is non-deductible).

(6)	Change in taxes from adjustments at an assumed tax rate of 40.85%, less non deductible items of $4,200.

(7)	Represents the number of average shares issued in the transaction (4,307,360), less shares outstanding at the end of the period.

(8)	Represents the number of average shares issued in the transaction (4,307,360) plus dilutive shares of 48,837 from the transaction, less shares outstanding at the end of the period.

Independent and Ben Franklin
Unaudited Pro Forma Income Statement
Three Months Ended March 31, 2009

					Unaudited
	Independent	Ben Franklin	Adjustments		Pro Forma
	(Dollars in Thousands, Except Per Share Data)
INTEREST INCOME
Interest on Loans	$35,946	$10,044	$(540	)(1)	$45,450
Interest and Dividends on Securities	6,963	1,678	—		8,641
Interest on Fed Funds Sold and Short Term Investments	502	5	—		507

Total Interest Income	43,411	11,727	(540)		54,598

INTEREST EXPENSE
Interest on Deposits	8,407	2,638	(300	)(2)	10,745
Interest on Borrowed Funds	5,015	2,136	(1,018	)(3)	6,133

Total Interest Expense	13,422	4,774	(1,318)		16,878

Net Interest Income	29,989	6,953	778		37,720
Less — Provision for Loan Losses	4,000	2,268	—		6,268

Net Interest Income after Provision for Loan Losses	25,989	4,685	778		31,452

NON-INTEREST INCOME
Service Charges on Deposit Accounts	3,648	440	—		4,088
Wealth Management	2,330	—	—		2,330
Mortgage Banking Income	1,156	257	—		1,413
BOLI Income	729	0	—		729
Net Gain on Sale of Securities	1,379	680	—		2,059
Other Non-Interest Income	1,231	516	—		1,747

Total Non-Interest Income	10,473	1,893	—		12,366

NON-INTEREST EXPENSE
Salaries and Employee Benefits	14,859	5,052	—		19,911
Occupancy and Equipment Expenses	3,705	826	30	(4)	4,561
Data Processing and Facilities Management	1,415	575	—		1,990
Other Non-Interest Expense	8,328	1,902	12,222	(5)	22,452

Total Non-Interest Expense	28,307	8,355	12,252		48,914

INCOME BEFORE INCOME TAXES	8,155	(1,777)	(11,474)		(5,096)

PROVISION FOR INCOME TAXES	1,767	(438)	(2,971	)(6)	(1,642)

NET INCOME/(LOSS)	$6,388	$(1,339)	$(8,502)		$(3,453)

BASIC EARNINGS/(LOSS) PER SHARE	$0.39	$(0.18)			$(0.17)
DILUTED EARNINGS/(LOSS) PER SHARE	$0.39	$(0.18)			$(0.17)
BASIC AVERAGE SHARES	16,285,955	7,386,863	(3,028,614)		20,644,204
DILUTED AVERAGE SHARES	16,303,836	7,536,830	(3,090,100)		20,750,566

(1)	Accretion of loan premium of $12,690 over estimated life of loans.

(2)	Amortization of deposit fair value adjustment over estimated life of 5 years.

(3)	Amortization of fair value adjustment on borrowings.

(4)	Amortization of fair value adjustment on fixed assets and leases over estimated useful lives.

(5)	CDI Amortization of $164 over an estimated life of 10 years, plus non-competes for Ben Franklin executives of $163, plus additional post-acquisition expenses of $11,895, ($4,200 of which is non-deductible).

(6)	Change in taxes from adjustments at an assumed tax rate of 40.85%, less non deductible items of $4,200.

(7)	Represents the number of average shares issued in the transaction (4,358,249), less shares outstanding at the end of the period.

(8)	Represents the number of average shares issued in the transaction (4,358,249) plus dilutive shares of 149,967 from the transaction, less shares outstanding at the end of the period.